SUPPLEMENT DATED NOVEMBER 14, 2003 TO THE
                                                    TRAVELERS MARQUIS PORTFOLIOS
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Travelers Marquis Portfolios prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE NOVEMBER 17, 2003, the MFS Research Portfolio changed its name to the Merrill Lynch Large Cap Core Portfolio. Therefore, all references to the "MFS Research Portfolio" are replaced with "Merrill Lynch Large Cap Core Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

THE TRAVELERS SERIES TRUST
   Merrill Lynch Large Cap Core        Seeks long-term capital growth.       TAMIC
     Portfolio                         The Fund normally invests in a        Subadviser: Merrill Lynch
                                       diversified portfolio of equity       Investment Managers, L.P.
                                       securities of large cap companies
                                       located in the United States.

THE FIFTH PARAGRAPH UNDER THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE") SECTION IN THE PROSPECTUS AND ANY PREVIOUS SUPPLEMENTS IS DELETED AND REPLACED WITH THE FOLLOWING:

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.


November 2003                                                            L-23075